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                             Amendment No. 4 to the
                      Amended and Restated Trust Agreement
                             Dated December 1, 1997
                             ----------------------


     AMENDMENT NO. 4 TO THE AMENDED AND RESTATED TRUST AGREEMENT, dated as of December 1, 1997 ("Trust Agreement"), made as of the 22nd day of September, 2003, by and between THE BRINK'S COMPANY (formerly The Pittston Company) (the "Company") and J.P. MORGAN CHASE & CO., as Trustee (the "Trustee").

     Pursuant to Section 13(a) of the Trust Agreement, the Company and the Trustee agree to amend the Trust Agreement as follows:

     1. The introductory sentence of Section 2(f) of the Trust Agreement is hereby amended by substituting the date "September 30, 2004" for the date "September 30, 2003."

     2. The Trust Agreement, as hereby amended, shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 4 as of September 22, 2003.


                           THE BRINK'S COMPANY

                           By:  /s/ James B. Hartough
                               -------------------------------------------------
                                James B. Hartough
                                Vice President - Corporate Finance and Treasurer

                           J.P. MORGAN CHASE & CO., Trustee


                           By:  /s/ Peter Coghill
                               -------------------------------------------------
                                Peter Coghill
                                Vice President